UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 17, 2005

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                                DST SYSTEMS, INC.
             (Exact Name of registrant as specified in its charter)

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                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         1-14036                                          43-1581814
(Commission File Number)                       (IRS Employer Identification No.)

333 WEST 11TH STREET, KANSAS CITY, MISSOURI                  64105
(Address of principal executive offices)                   (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report).

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On June 17, 2005, DST Systems, Inc. ("DST") completed the previously announced sale of its wholly-owned subsidiary, EquiServe, Inc. ("EquiServe") in accordance with the terms of the Stock Purchase Agreement, dated as of October 20, 2004 (the "Stock Purchase Agreement"), among DST, Computershare Ltd., an Australian corporation ("CPU"), Computershare (US), a Delaware general partnership ("CPUUS"), and EQAC Inc., a Delaware corporation and wholly-owned subsidiary of CPUUS ("EQAC"). Under the terms of the Stock Purchase Agreement, DST sold all of the shares of EquiServe to EQAC for U.S. $216,000,000 in cash and 29,605,000 shares of CPU common stock which shares had a value, based on the closing price of CPU stock on the closing date of the transaction, of approximately U.S. $144.8 million. A copy of the press release announcing the consummation of the transaction is attached hereto as Exhibit 99.1.

     The foregoing description of the sale does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which has been previously filed with the Securities and Exchange Commission by DST as Exhibit 10.1 to its Current Report on Form 8-K on October 21, 2004 and is incorporated by reference in this Item 2.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C). EXHIBITS.

EXHIBIT
NUMBER                  DESCRIPTION
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99.1                    News Release dated June 20, 2005


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of June, 2005.


                                DST SYSTEMS, INC.


                                By:  /s/ Kenneth V. Hager
                                     -------------------------------------------
                                Name:  Kenneth V. Hager
                                Title: Vice President, Chief Financial Officer and Treasurer